UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 6, 2007

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 6, 2007, ConAgra Foods, Inc. (the “Company”) will make a presentation to the Lehman Brothers Back-to-School Consumer Conference beginning at 9:45 a.m. EDT. The Company’s slides for this webcasted event are furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. During the event, the Company intends to confirm previously issued expectations for fiscal 2008 diluted EPS, excluding items impacting comparability, in the range of $1.48. The Company also intends to confirm previously issued expectations that sales for the fiscal 2008 to 2010 timeframe will reflect a 2 to 3% annual growth rate and that diluted EPS for the fiscal 2009 to 2010 timeframe will reflect an 8 to 10% annual growth rate, excluding items impacting comparability.

The presentation contains the non-GAAP financial measures of fiscal 2007 sales for the Company’s “priority investment” and “enabler” brands on an adjusted basis. Management believes these metrics provide a useful measure for investors examining the Company’s sales results for key brands during the previous fiscal year and enables a better understanding of underlying business trends.

This document contains forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The Company undertakes no responsibility to update these statements. Readers of this document should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, future economic circumstances, industry conditions, the Company’s ability to execute its operating and restructuring plans, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, the ultimate impact of the Company’s peanut butter recall, access to capital, actions of governments and regulatory factors affecting the Company’s businesses and other risks described in the Company’s reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements included in this document, which speak only as of the date made.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1.	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: September 6, 2007	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Vice President, Chief Securities Counsel and Corporate Secretary

Exhibit Index

Exhibit 99.1	Slide Presentation